                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Richard L. Carrion
                                                    ----------------------------
                                                    Richard L. Carrion

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                     /s/ Lodewijk J.R. de Vink
                                                    ----------------------------
                                                    Lodewijk J.R. de Vink

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Stanley P. Goldstein
                                                    ----------------------------
                                                    Stanley P. Goldstein

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Helene L. Kaplan
                                                    ----------------------------
                                                    Helene L. Kaplan

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Elizabeth T. Kennan
                                                    ----------------------------
                                                    Elizabeth T. Kennan

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ John F. Maypole
                                                    ----------------------------
                                                    John F. Maypole

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Joseph Neubauer
                                                    ----------------------------
                                                    Joseph Neubauer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Hugh B. Price
                                                    ----------------------------
                                                    Hugh B. Price

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Ivan G. Seidenberg
                                                    ----------------------------
                                                    Ivan G. Seidenberg

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Walter V. Shipley
                                                    ----------------------------
                                                    Walter V. Shipley

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ John R. Stafford
                                                    ----------------------------
                                                    John R. Stafford

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     WHEREAS, NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                    /s/ Edwin F. Hall
                                                    ----------------------------
                                                    Edwin F. Hall